                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                                F O R M  8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report:  February 22, 1999
(Date of earliest event reported)

               The CIT Group Securitization Corporation II
                      The CIT Group, Inc.
       (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)
            333-43323                       22-3328188
            333-43323-01                    22-3411516
     (Commission File Number)     (IRS Employer Identification No.)

                         650 CIT Drive
                 Livingston, New Jersey 07039-0491
                     1211 Avenue of the Americas
                    New York, New York 10036
       (Address of principal executive offices and zip code)
                         (973) 740-5000
                          (212) 536-1950
          Registrants' telephone number, including area code

                             N/A
(Former name or former address, if changed since last report)


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Item 7.   Financial Statements and Exhibits.

(c)  Exhibits.

         The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.         Description

   25               Statement of Eligibility of Trustee


SIGNATURE

         Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        The CIT Group Securitization
                        Corporation II


                        By:  /s/ Frank Garcia
                        Name:  Frank Garcia
                        Title:  Vice President


                        The CIT Group, Inc.


                        By:  /s/ Frank Garcia
                        Name:  Frank Garcia
                        Title:  Vice President


Dated:    February 22, 1999